UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                     ______________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 30, 2003


                           HIGH COUNTRY BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


          COLORADO                      0-23409                 81-1438612
-------------------------------      -------------           -------------------
(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
Incorporation or Organization)       File Number)            Identification No.)



7360 WEST US HIGHWAY 50, SALIDA, COLORADO                          81201
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (719) 539-2516
       --------------------------------------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:

              Exhibit 99.1          Press Release dated April 30, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On April 30, 2003, High Country Bancorp, Inc. (the "Registrant") issued a press release announcing the payment date of its semi-annual cash dividend in the amount of $.25. The Registrant also announced its unaudited financial results for the quarter and nine months ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 9 and
Item 12 of Form 8-K.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HIGH COUNTRY BANCORP, INC.



                                      By:/s/ Larry D. Smith
                                         --------------------------------------
                                         Larry D. Smith
                                         President

Date:  April 30, 2003

                                  EXHIBIT INDEX


         EXHIBIT NO.                   DESCRIPTION
         ----------                    -----------

           99.1                        Press Release dated April 30, 2003